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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             ----------------------

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 OCTOBER 3, 2007



                            GREYSTONE LOGISTICS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          OKLAHOMA                  000-26331                     75-2954680
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(STATE OR OTHER JURISDICTION       (COMMISSION                (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)


                       1613 E. 15TH, TULSA, OKLAHOMA 74120
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               (Address of principal executive offices) (Zip Code)


                                 (918) 583-7441
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     This Form 8-K/A is being filed by Greystone Logistics, Inc. (the
"Company"), as Amendment No. 1 to the Company's Current Report on Form 8-K filed on October 9, 2007 (the "Prior Form 8-K"), to amend and restate the Prior Form 8-K in its entirety.



ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

PREVIOUS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     On October 3, 2007, Murrell, Hall, McIntosh & Co., PLLP ("MHM") was dismissed as the independent registered public accounting firm of the Company. The Board of Directors of the Company approved the dismissal.

     MHM's reports on the Company's financial statements for the fiscal years ended May 31, 2007 and 2006, were qualified by the assumption that the Company would continue as a going concern. In general, MHM qualified its reports due to its substantial doubt about the Company's ability to continue as a going concern unless additional funds from outside sources, its president or other board members are obtained. The reports of MHM on the Company's consolidated financial statements for the fiscal years ended May 31, 2007 and 2006 contained no other adverse opinion or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended May 31, 2007 and 2006 and any subsequent interim period through the date of dismissal, there were no disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MHM would have caused MHM to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

     As of the date of this Report, the Company was not required to perform an audit of its internal control over financial reporting and MHM had not been engaged to perform any such an audit.

     The Company has asked MHM to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees or disagrees with the statements in this Item 4.01. The Company intends to file a copy of that letter as an exhibit to a report on Form 8-K or Form 10-QSB when it receives such letter. The Company has authorized MHM to fully respond to the inquiries of Tullius Taylor Sartain & Sartain LLP, the successor accountants selected by the Company.

NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     On October 3, 2007, the Board of Directors of the Company engaged Tullius Taylor Sartain & Sartain LLP as the Company's independent registered public accounting firm for the year ending May 31, 2008 and to perform procedures related to the financial statements included in the Company's quarterly reports on Form 10-QSB, beginning with the quarter ending August 31, 2007. The Company has not consulted with Tullius Taylor Sartain & Sartain LLP during its two most recent fiscal years or any subsequent interim period regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement with the Company's former independent registered public accounting firm.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       GREYSTONE LOGISTICS, INC.



Date: October 11, 2007                 By: /s/ Warren F. Kruger
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                                           Warren F. Kruger
                                           President and Chief Executive Officer






















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